UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2012

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 10, 2012, Air Lease Corporation issued a press release announcing the commencement of an offer to exchange up to $1.0 billion aggregate principal amount of its outstanding 5.625% Senior Notes due 2017 for the same principal amount of 5.625% Senior Notes due 2017 that have been registered under the Securities Act of 1933, as amended.  A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1             Press Release dated October 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: October 10, 2012	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

99.1	Press Release dated October 10, 2012